UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 10, 2024
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

NIKE, Inc. (the “Company”) held its annual meeting of shareholders virtually on Tuesday, September 10, 2024. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors

Directors Elected by Holders of Class A Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Timothy Cook	291,607,848	5,649,500	0
John Donahoe II	291,607,848	5,649,500	0
Thasunda Duckett	291,607,848	5,649,500	0
Mónica Gil	291,607,848	5,649,500	0
Maria Henry	291,607,848	5,649,500	0
Peter Henry	291,607,848	5,649,500	0
Travis Knight	297,257,348	0	0
Mark Parker	291,607,848	5,649,500	0
Michelle Peluso	291,607,848	5,649,500	0

Directors Elected by Holders of Class B Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Cathleen Benko	808,931,379	44,111,385	123,095,933
John Rogers, Jr.	512,180,764	340,862,000	123,095,933
Robert Swan	824,173,531	28,869,233	123,095,933

Proposal 2 - Advisory Vote on Executive Compensation

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
949,989,291	189,891,177	10,419,644	123,095,933

Proposal 3 - Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending May 31, 2025

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,198,734,532	72,264,335	2,397,178	0

Proposal 4 - Shareholder Proposal Regarding Supplemental Pay Equity Disclosure

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
296,129,825	842,056,655	12,113,632	123,095,933

Proposal 5 - Shareholder Proposal Regarding a Supply Chain Management Report

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
150,056,697	990,829,325	9,414,090	123,095,933

Proposal 6 - Shareholder Proposal Regarding Worker-Driven Social Responsibility

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
140,736,818	999,936,226	9,627,068	123,095,933

Proposal 7 - Shareholder Proposal Regarding Environmental Targets

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
302,565,033	832,065,114	15,669,965	123,095,933

Proposal 8 - Shareholder Proposal Regarding a Divisive Partnerships Congruency Report

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
7,154,964	1,135,061,090	8,084,058	123,095,933

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	September 13, 2024	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer